P_VOELTEKJ\GXP Roadshow Draft (May 8th) v2.ppt
Exhibit 99.1
Great Plains Energy
Investor Meetings
May 19 - 20, 2009

FORWARD-LOOKING STATEMENTS
Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including, but not limited to, possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy, KCP&L and GMO; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L and GMO can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; credit ratings; inflation rates;
effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including, but not limited to, retirement compensation and benefits costs; the ability to successfully integrate KCP&L and GMO operations and the timing and amount of resulting synergy savings; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains
Energy’s and KCP&L’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange
Commission. Any forward-looking statement speaks only as of the date on which such statement is made. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward Looking Statements

• Strong Midwest electric utility holding company focused on regulated operations in Missouri and Kansas
• Diversified customer base includes 820,000 residential, commercial, and industrial customers
• ~6,000 Megawatts of generation capacity
• Low-cost generation mix - projected 76% coal, 17% nuclear (Wolf Creek) in 2009
100% Regulated
Electric Utility
Operations Focus
• Significant projected rate base growth from $3.6bn in 2008 to $6.8bn in 2012 - 15% CAGR
• Growth and stability in earnings driven by sizable regulated investments as part of the Comprehensive Energy Plan
 (“CEP”)
 • Wind and environmental retrofit components of CEP in place; Iatan 2 baseload coal plant targeted for completion in summer 2010
• Anticipated growth beyond 2010 driven by additional environmental capex and wind
Attractive Platform
for Long-Term
Earnings Growth
• Successful outcomes in 2006 and 2007 rate cases in Missouri and Kansas
• Recent successful settlements in Missouri highlight rate recovery prospects
• Combined annual rate increases of $159mm and $72mm pending Commission approval in Missouri and Kansas, respectively; new rates expected by September 2009
Focused Regulatory
Approach
• Cash flow and earnings heavily driven by regulated operations and rate recovery mechanisms
• Ample liquidity of ~$890mm1 currently available under $1.5bn revolving credit facilities
• Sustainable dividend and pay-out, right-sized to fund growth and to preserve liquidity
• Committed to maintaining current investment grade credit ratings
Stable and Improving
Financial Position
1 $1,400mm pro forma for net offering proceeds
Key Investment Highlights

Iowa
Nebraska
Kansas
Missouri

Other
2%
Industrial
11%
Commercial
42%
Residential
45%

Kansas
28%
Missouri
(KCP&L)
36%
Missouri
(GMO)
36%

Pro Forma 2008 Revenue by Customer Segment
Pro Forma 2008 Revenue by Utility Jurisdiction
Service Territories: KCP&L and GMO
Business Highlights
• Solid Midwest electric utility - KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila
• Company attributes post-acquisition
 • 800,000+ customers / 3,200+ employees
 • ~6,000 MW of primarily low-cost baseload generation
 • 5-year projected synergies of $670 million
 • ~$7.9bn in assets and $3.6bn in rate base at 2008YE
Total: $1.7bn
Total: $1.7bn
Regulated Electric Utility Operations

Base utility
Iatan 2
Environmental
Other
$798.6
$625.5
$860.4
$2,284.5
2009E
2010E
2011E
Cumulative

KCP&L MO
KCP&L KS
GMO MPS
GMP L&P
$3.6
$4.3
$5.8
$6.1
$6.8
2008A
2009E
2010E
2011E
2012E

Reinvesting in the business and growing rate base ($bn)
CapEx breakdown (2009E-2011E) ($mm)
Path to future growth
• Rate base expected to grow at a 15% CAGR from 2008 to 2012
•  Comprehensive Energy Plan (base load generation and environmental projects)
 – 100 MW wind completed in Q3 2006 - in rate base 1/1/07
 – Selective Catalytic Reduction (SCR) at LaCygne 1 coal plant completed in 2007 - in rate base 1/1/08
 – Air Quality Control System (AQCS) installed at Iatan 1 coal plant in 2009 - to be included in rate base 3Q09
 – Iatan 2 coal plant scheduled for completion summer 2010 - expected to be included in rate base 4Q10
• Non-CEP rate base additions
 – GMO - Crossroads peaker, Jeffrey and Sibley 3 environmental
 – KCP&L - environmental at LaCygne 1 / LaCygne 2 / Montrose, additional wind (all beyond 2011)
•  Diligent focus on managing regulatory relationships and process
Note: As of 10-K, 12/31/2008
Attractive Platform for Long-Term Growth
CAGR = 15%

			Pending rate cases
Company	Last Allowed ROE	Effective Date of Last Allowed ROE	ROE requested[1]	Requested revenue increase	Stipulated / settled revenue increase	Tariff implementation	RPS[2]	Fuel Clause?
	10.25%	6/1/07	11.55%	$66mm	$48mm	9/1/09 (Settled 5/09)	✓	Yes (95%)
	10.25%	6/1/07	11.55%	17mm	$15mm	9/1/09 (Settled 5/09)	✓	Yes (95%)
	—[3]	N/A	11.55%	1mm	1mm	7/1/09 (Settled 5/09)	✓	Yes (85%)
	10.75%	1/1/08	11.55%	102mm	95mm	9/1/09 (Settled 4/09)	✓	No
	—[3]	N/A	11.40%	72mm	—	8/20/09	☒	Yes (100%)
GMO-MPS
GMO-L&P
GMO-Steam
KCP&L-KS
KCP&L-MO
Near-term regulatory timeline (2009)
1 ROE of 10.75% originally requested in all cases; requests increased in rebuttal testimony based on financial market developments
2 Missouri mandatory Renewable Portfolio Standard of 15% by 2021; Kansas has voluntary standard (however, mandatory RPS included in pending legislation)
3 “Black Box” settlement - ROE not disclosed
KCP&L KS hearings
06/22
-
07/02
KCP&L KS Order 08/14
New tariffs expected 08/20
Apr
May
Jun
Jul
Aug
Sep
GMO
-
Steam tariff effective
07/01
New tariffs effective for KCP&L
-
MO and GMO
-
Electric 09/01
Hearings
KCP&L MO-04/20 (settled)
GMO-Steam-05/04-05/07 (settled)
GMO-5/11-5/15 (settled)
Focused Regulatory Approach

Missouri Regulatory Update
Rate Cases:
 KCP&L
 • Non-unanimous Stipulation and Agreement filed on April 24
  - $95 million rate increase (incl. $10 million addl. amortization) effective 9/1/09
  - Set maximum MO jurisdictional prudence exposure of Iatan 1 AQCS and common costs in next rate case at $30 million
  - Deferral of costs associated with AQCS and common assets that are in service, but not yet included in rate base
  - Establishes wholesale margin threshold of $30 million (total KCP&L; implied MO jurisdictional portion of ~$17 million)
 GMO -MPS and SJLP
 • Settlement agreements reached; Stipulation and Agreement to be filed in May
 - Rate increases of $48 million for MPS / $15 million for L&P effective 9/1/09
 - Same treatment as KCP&L of prudency of GMO’s portion of Iatan 1 AQCS and common costs; maximum exposure in next GMO MO rate case set at $15 million
 - Same treatment as KCP&L regarding deferral of GMO’s costs associated with
  Iatan 1 AQCS and common assets in-service but not in rate base
 - Continuation of GMO’s electric Fuel Adjustment Clauses
 GMO -Steam
 • Unanimous Stipulation and Agreement filed May 11
 - Rate increase of approximately $1 million effective 7/1/09

KS Regulatory Update
Kansas Rate Case:
 KCP&L - KS
 • On March 13 the Commission granted joint motion to amend
  procedural schedule:
 - Staff/Intervener cost audit testimony to be filed by May 29
 - Hearings June 22 - July 2
 - Commission order expected August 14

	Project description	Comments
	• 100 MW plant in Spearville, KS • Began construction in 2005	✓ Completed in Q3 2006 ✓ In rate base from 1/1/2007 ✓ No regulatory disallowance
	• Selective Catalytic Reduction (SCR) unit at LaCygne 1 plant	✓ Completed in Q2 2007 ✓ In rate base from 1/1/2008 ✓ No regulatory disallowance
	• Air Quality Control System at Iatan 1 coal plant	✓ Completed in Q2 2009 ✓ Expected in rate base from Q3 2009 ✓ No regulatory disallowance in 2009 MO case; minimal exposure in 2010 MO case
•	• Construction of Iatan 2 super-critical coal plant (850 MW; 73% GXP share of ownership)[1]	✓ On track for completion in Q3 2010 ✓ Expected in rate base Q4 2010
Iatan 2
Iatan 1
Environmental
LaCygne
Environmental
Wind
Great Plains Energy has effectively executed all elements of its Comprehensive Energy Plan to date and received positive, just, and reasonable regulatory treatment
Comprehensive Energy Plan
1 Includes post-combustion environmental technologies including an SCR system, wet flue gas desulphurization system and fabric filter to control emissions
Strong Track Record of Execution

P_VOELTEKJ\GXP Roadshow Draft (May 8th) v2.ppt
Financial Update

• Reported Q1 earnings of $0.18 per share on May 11, 2009
• Reaffirmed previous 2009E EPS guidance of $1.10 to $1.40, pro forma for the offering
• Pending rate cases on track for expected Q3 2009 tariff implementation
Q1 Overview & 2009
Outlook
• Growing economic and financial market uncertainty has necessitated proactive management response
 • Cut dividend by 50% to $0.83 per share effective Q1 2009 (~$100mm p.a.)
 • Disciplined O&M expense management
 • Reduced/deferred planned capital expenditures
Proactive Response
to Challenging
Environment
Rationale for Offering
• Dual-tranche structure allows GXP to optimize execution and capitalize on broad investor interest
• Mandatory convertible helps mitigate dilution and is expected to garner full equity credit at S&P
• Capitalize on opportunistic access in uncertain market environment
Structure and Timing
• Accelerate equity funding needs to strengthen balance sheet and to enhance liquidity
• Maintain investment grade ratings
• Fund capital expenditures to support rate base growth
Overview of Recent Transaction Rationale

	2009	2010	2011
Base utility construction expenditures
Generating facilities	$ 104.3	$ 129.5	$ 247.0
Distribution and transmission facilities	161.7	219.3	301.1
General facilities	52.6	47.1	68.8
Total base utility construction expenditures	318.6	395.9	616.9

CEP construction expenditures
latan No. 2 (KCP&L)	276.8	113.4	-
Environmental (KCP&L)	43.1	-	-
Customer programs & asset management (KCP&L)	11.1	5.1	-
Total CEP construction expenditures	331.0	118.5	-

Nuclear fuel	20.6	28.7	22.9
latan No. 2 (GMO)	90.7	37.3	-
Other environmental	31.4	41.4	216.3
Customer programs & asset management (GMO)	6.3	3.7	4.3
Total utility construction expenditures	$ 798.6	$ 625.5	$ 860.4
Note: As of 10-K, 12/31/2008
Projected Capital Expenditures

$1,510.7
$83.3
$625.0
$969.0
Credit facilities
Cash
Drawn
Total liquidity

KCP&L
KCP&L facility
GMO
GMO facility
GPE facility
$400.0
$400.0
$335.4
$600.0
$150.0
$50.0
$69.4
$70.0
$1.1
$501.1
2009E
2010E
2011E
2012E

GREAT PLAINS ENERGY

Strong liquidity position ($ mm)
Near-term debt and credit facility maturities ($mm)
Solid liquidity position and manageable near-term debt maturities
Note: As of 10-Q, 3/31/2009
1 Pro forma for net offering proceeds
$1,4001
Includes
$12.4 mm
KCP&L L/T
debt
Liquidity Overview

Moody's	Standard & Poor's
Great Plains Energy		
Outlook	Negative	Negative
Corporate credit rating	—	BBB
Preferred stock	Ba1	BB+
Senior unsecured debt	Baa3	BBB-
KCP&L		
Outlook	Negative	Negative
Senior secured debt	A3	BBB+
Senior unsecured debt	Baa1	BBB
Commercial paper	P-2	A-3
GMO		
Outlook	Negative	Negative
Senior unsecured debt	Baa3	BBB

Preferred
1%
Common
Equity
47%
LT Debt
52%

	KCP&L		GMO[1]		GPE		Consolidated	
	Amount	Rate[2]	Amount	Rate[2]	Amount	Rate[2]	Amount	Rate[2]
Short-term debt[3]	$208.6	2.83%	$348.1	2.95%	$8.0	1.01%	$564.7	2.88%
Long-term debt	$1,776.5	6.15%	$1,070.6	9.89%	$99.6	6.88%	$2,946.7	7.44%
Total	**$1,985.1**	**5.80%**	**$1,418.7**	**8.04%**	**$107.6**	**6.44%**	**$3,511.4**	**6.68%**

Capital Structure at 3/31/09
Great Plains Energy Debt - ($mm as of 3/31/09)
Credit Ratings
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted average rate
(3) Includes current maturities of long-term debt
Note: Does not reflect effects of May 2009 offerings
Credit Ratings and Capital Structure

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Three Months Ended March 31
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2009	**2008**	**2009**	**2008**
	(millions)			
Electric Utility	$ 7.4	$ 17.0	$ 0.06	$ 0.20
Other	14.3	(22.4)	0.12	(0.27)
Income (loss) from continuing operations	21.7	(5.4)	0.18	(0.07)
Strategic Energy discontinued operations	-	52.9	-	0.62
Net income	21.7	47.5	0.18	0.55
Preferred dividends	(0.4)	(0.4)	-	-
Earnings available for common shareholders	$ 21.3	$ 47.1	$ 0.18	$ 0.55

• Electric Utility segment earnings lower by $9.6 million due to weaker retail and wholesale sales, partially offset by lower purchased power expense and increased AFUDC at KCP&L. GMO reported a loss of $1.0 million or ($0.01) per share
• Other segment earnings increased primarily as a result of GMO non-utility operations’ contribution of $17.2 million, including $16.0 million / $0.13 per share benefit from 2003-04 tax audit settlement in March 2009
• Increased number of shares outstanding primarily from the GMO transaction resulted in $0.07 per share dilution
    (versus Q1 2008)
Q1 2009 Results

Reaffirm EPS Guidance Range of $1.10 - $1.40
The following factors are incorporated into the range:
 • Expected impact of offerings
 • Recent rate case settlements
 • Positive EPS impact of Q1 2009 GMO tax settlement
 • Potential additional O&M and capital expenditure savings
 • Lower short-term interest rates
 • Previously announced delay in effective dates of new rates in M0 / KS
 • Impact of lower natural gas prices on wholesale sales
 • Electric demand trends essentially on-track with full-year expectations
2009 Guidance